UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2010 (July 8, 2010)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Midroog Rating Action Report

As previously disclosed on a Current Report on Form 8-K of Xfone, Inc. (the “Company”) dated July 1, 2010, Midroog Limited, an Israeli rating company which is a subsidiary of Moody’s Investor Services (“Midroog”), issued a rating action report relating to the Company’s bond offering in Israel undertaken in connection with the financing of the Company’s acquisition of NTS Communications, Inc.  On July 8, 2010, the Company received Midroog's approval for the filing of an English version of the report.  A copy of the English version of the report is attached hereto as Exhibit 99.1.  A Hebrew version of the report is available on Midroog’s website at: http://www.midroog.co.il/siteFiles/13/463/5957.asp?val=406.

Item 9.01                       Financial Statements and Exhibits

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits.

Exhibit No.	Description
99.1	Report (English version) dated July 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: July 8, 2010	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Report (English version) dated July 2010